                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

                    Barrister Global Services Network, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                     BARRISTER GLOBAL SERVICES NETWORK, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD SEPTEMBER 9, 2002

The Annual Meeting of Stockholders of Barrister Global Services Network, Inc. (the "Company") will be held at the Buffalo and Erie County Public Library Auditorium, Clinton and Ellicott Streets, Buffalo, New York, on September 9, 2002 at 10:00 a.m., local time, for the following purposes:

     1.   To elect eight (8) directors.
     2. To ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors for the current fiscal year.
     3. To transact such other business as may properly come before the meeting.

The close of business on July 22, 2002 has been fixed as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting.

                                             By order of the Board of Directors,



                                             Russell J. Matuszak
                                             Secretary

July 25, 2002


WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND PROMPTLY RETURN IT IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES.

                     BARRISTER GLOBAL SERVICES NETWORK, INC.

                               290 ELLICOTT STREET
                             BUFFALO, NEW YORK 14203
                                 (716) 845-5010



                                 PROXY STATEMENT



                    ANNUAL MEETING OF STOCKHOLDERS TO BE HELD
                                SEPTEMBER 9, 2002



                                     GENERAL

This Proxy Statement and accompanying form of proxy have been mailed on or about July 25, 2002, to all holders of record on July 22, 2002 of Common Stock, par value $.24 per share ("Common Stock") of Barrister Global Services Network, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on September 9, 2002 and at any adjournment or postponements thereof.

Shares represented by an effective proxy in the accompanying form, unless contrary instructions are specified in the proxy, will be voted FOR each of the proposals set forth in the accompanying Notice of Annual Meeting of Stockholders. Any proxy may be revoked at any time before it is voted. A stockholder may revoke his/her proxy by executing another proxy at a later date, by notifying the Secretary of the Company in writing of his/her revocation, or by attending and voting at the Annual Meeting. Revocation is effective only upon receipt of notice by the Secretary.

The Company will bear the cost of soliciting proxies by the Board of Directors. The Board of Directors may use the services of the Company's executive officers and certain directors to solicit proxies from stockholders in person and by mail, telegram and telephone, and the Company may reimburse them for reasonable out-of-pocket expenses incurred by them in so doing. In addition, the Company will request brokers, nominees and others to forward proxy materials to their principals and to obtain authority to execute proxies. The Company will reimburse such brokers, nominees and others for their reasonable out-of-pocket and clerical expenses incurred by them in so doing.

The securities entitled to vote at the Annual Meeting are shares of Common Stock. Each share of Common Stock is entitled to one vote. The close of business on July 22, 2002 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. At that date 11,901,326 shares of Common Stock were outstanding.

                             PRINCIPAL STOCKHOLDERS

CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information as of June 17, 2002 with respect to the beneficial ownership of the Company's Common Stock by all persons or groups (as such terms are used in Section 13(d)(3) of the Securities Exchange Act of 1934) known by the Company to be beneficial owners of more than 5% of its outstanding common stock.


======================================== ====================================== ======================================

           NAME AND ADDRESS                        NUMBER OF SHARES                            PERCENT
                  OF                                 AND NATURE OF                               OF
           BENEFICIAL OWNER                    BENEFICIAL OWNERSHIP (1)                       CLASS (2)

======================================== ====================================== ======================================

          Henry P. Semmelhack                        1,860,624 (3)                              15.35
        761 Willardshire Blvd.
        Orchard Park, NY 14127

---------------------------------------- -------------------------------------- --------------------------------------

            James D. Morgan                            995,752 (4)                               8.30
             224 Allen Way
       Incline Village, NV 89451

---------------------------------------- -------------------------------------- --------------------------------------

         Richard E. McPherson                          965,888 (5)                               8.05
           13058 Kirby Road
            Akron, NY 14001

---------------------------------------- -------------------------------------- --------------------------------------

            Thomas W. Jones                            721,131                                   6.06
          520 Fairhills Drive
         San Rafael, CA 94901

======================================== ====================================== ======================================


(1) The beneficial ownership information presented is based upon information furnished by each person or contained in filings with the Securities and Exchange Commission. Pursuant to Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended, beneficial ownership of a security consists of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose or to direct the disposition) with respect to a security whether through any contract, arrangement, understanding, relationship or otherwise. Except as otherwise indicated, the named person has sole voting and investment power with respect to the Common Stock set forth opposite his name.

(2) Percentages have been calculated on the basis of 11,901,326 shares of Common Stock outstanding, plus, as appropriate, shares deemed outstanding pursuant to Rule 13d-3(d)(1).

(3) Includes options to purchase 18,700 shares of Common Stock and warrants to purchase 180,000 shares of Common Stock. Also includes 196,900 shares of Common Stock and warrants to purchase 22,500 shares of Common Stock owned by Mr. Semmelhack's wife. Mr. Semmelhack disclaims any beneficial ownership of such shares.

(4) Includes options to purchase 12,000 shares of Common Stock and warrants to purchase 90,000 shares of Common Stock.

(5) Includes options to purchase 12,000 shares of Common Stock and warrants to purchase 90,000 shares of Common Stock.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth the beneficial ownership of Common Stock of the Company as of June 17, 2002 by each director, each executive officer who is named in the Summary Compensation Table, and by all directors and officers as a group.


  ------------------------------------- ------------------------------------------ ---------------------------
                                                  NUMBER OF SHARES AND
  NAME OF BENEFICIAL OWNER                 NATURE OF BENEFICIAL OWNERSHIP (1)         PERCENT OF CLASS (2)
  -------------------------                ----------------------------------         --------------------

  Joseph A. Alutto                                       17,000 (3)                             *
  Franklyn S. Barry, Jr.                                 16,000 (3)                             *
  Richard P. Beyer                                      273,570 (4)                            2.28
  William O. Bray                                       107,563                                 *
  Warren E. Emblidge, Jr.                                27,000 (3)                             *
  Richard E. McPherson                                  965,888 (5)                            8.05
  James D. Morgan                                       995,752 (5)                            8.30
  Charles E. Roberts                                     50,000 (6)                             *
  Henry P. Semmelhack                                 1,860,624 (7)                           15.35
  All directors and officers
     as a group                                       4,317,063 (8)                           34.53
  ------------------------------------- ------------------------------------------ ---------------------------
   *  Less than 1%


(1) The beneficial ownership information presented is based upon information furnished by each person or contained in filings with the Securities and Exchange Commission. Pursuant to Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended, beneficial ownership of a security consists of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose or to direct the disposition) with respect to a security whether through any contract, arrangement, understanding, relationship or otherwise. Except as otherwise indicated, the named person has sole voting and investment power with respect to the Common Stock set forth opposite his name.

(2) Percentages have been calculated on the basis of 11,901,326 shares of Common Stock outstanding, plus, as appropriate, shares deemed outstanding pursuant to Rule 13d-3(d)(1).

(3)      Includes options to purchase 12,000 shares of Common Stock.

(4) Amount includes options to purchase 78,000 shares of Common Stock and warrants to purchase 11,250 shares of Common Stock.

(5) Includes options to purchase 12,000 shares of Common Stock and warrants to purchase 90,000 shares of Common Stock.

(6)      Amount consists of options to purchase shares of Common Stock.

(7) Includes options to purchase 18,700 shares of Common Stock and warrants to purchase 180,000 shares of Common Stock. Also includes 196,900 shares of Common Stock and warrants to purchase 22,500 shares of Common Stock owned by Mr. Semmelhack's wife. Mr. Semmelhack disclaims any beneficial ownership of such shares.

(8) Includes options to purchase 208,366 shares of Common Stock and warrants to purchase 393,750 shares of Common Stock.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

At the meeting eight directors are to be elected to serve until the next Annual Meeting or until their successors are elected and qualified. The persons named in the enclosed proxy intend to vote the shares represented by proxies for the Board of Directors nominees unless authority to vote for such persons is withheld. If any of those nominated should not continue to be available for election, it is intended that the shares represented by the proxies will be voted for such other person or persons as the Board shall designate. No circumstances are presently known which would render any nominee named herein unavailable for election.

The principal occupation for the last five years of each nominee for election as director is listed below. The information is as of June 17, 2002. None of the nominees is related to an officer of the Company or to any other director.

NOMINEES FOR DIRECTOR

JOSEPH A. ALUTTO - AGE 61                                    Director since 2000

Joseph A. Alutto is Executive Dean of the Professional Colleges for Ohio State University, which includes the Max M. Fisher College of Business, of which he is also Dean and Professor of Management. Previously, Dr. Alutto was Dean of the School of Management for the State University of New York at Buffalo, a position which he held for 14 years. Dr. Alutto also serves as a member of the Board of Directors for United Retail Group, Inc. and Nationwide Financial Services Inc.

FRANKLYN S. BARRY, JR. - AGE 62                              Director since 1991

Franklyn S. Barry, Jr. was President and Chief Executive Officer of Aethlon Medical, Inc. and of its predecessor Hemex, Inc., both developers of medical devices, until his retirement in June 2001. Previously, he was President of Sheridan Companies, a consumer products manufacturer, and President of Ingram Software, a wholesale distributor of personal computer products. Earlier, Barry was President of Fisher Price Toys. He has been a Director of Aethlon Medical since 1999, and of Merchants Mutual Insurance Company since 1981. He was also a Director of Merchants Insurance Group, Inc. from 1986 to 1994.

RICHARD P. BEYER - AGE 55                                    Director since 1982

Richard P. Beyer is Senior Vice President Finance, Chief Financial Officer and Treasurer of Barrister Global Services Network, Inc. Since the Company's incorporation in 1982 to 2001, he served as Vice President Finance, Treasurer and Director for the Company. Previously, he was Vice President and Treasurer of Comptek Research, Inc. where he began his career in 1974. Beyer has also served as a Senior Auditor with KPMG LLP.

WILLIAM O. BRAY - AGE 52                                     Director since 2002

William O. Bray is President and Chief Executive Officer since joining the Company in January 2002. Prior to joining the Company, Bray served as President and Chief Operating Officer of Hitachi Innovative Solutions Corporation, a wholly owned subsidiary of Hitachi, Ltd., a global professional services company. He also was Vice President, Outsourcing Solutions and Managed Services, for NCR Corporation and held executive positions with COMDISCO, Inc. and Unisys Corporation. He began his career with NCR in 1975.

WARREN E. EMBLIDGE, JR. - AGE 59                             Director since 1993

Warren E. Emblidge, Jr. has been President of S.J. McCullagh, Inc., an importer, roaster and distributor of coffee and related products, from 1986 to present. In 1989, Emblidge founded McCullagh Food Services, LLP, a distributor of coffee and related products for the Canadian marketplace. In 1995, McCullagh International, Inc. was formed. McCullagh International, Inc. holds a license from the government of Vietnam, entitling the Company to grow, mill, roast and export coffees from Vietnam. Previously, Emblidge served in various executive positions at

Goldome FSB/Buffalo Savings Bank, including Executive Vice President of Goldome Realty Credit Corporation, President of Goldome Corporation and Group Vice President of Buffalo Savings Bank.

RICHARD E. MCPHERSON - AGE 69                                Director since 1982

Richard E. McPherson served as Vice President of the Company since its incorporation in 1982 until 1995 when he retired. He was one of the founders of Comptek Research, Inc. and served as Vice President of that company prior to April 1982.

JAMES D. MORGAN - AGE 65                                     Director since 1982

James D. Morgan recently retired from Logicon Comptek Federal Systems, Inc. where he served as Vice President. He served as Vice President of Product Engineering of the Company from 1982 to 1990. He was one of the founders of Comptek Research, Inc. and served as a Director of Comptek prior to its acquisition by Northrup Grumman Corporation in 2000.

HENRY P. SEMMELHACK - AGE 65                                 Director since 1982

Henry P. Semmelhack has served as the Company's Chairman of the Board of Directors, Chief Executive Officer and President since its incorporation in 1982. He retired from the positions of Chief Executive Officer and President in March 2002. Semmelhack was one of the founders of Comptek Research, Inc. and served as a Director of Comptek prior to its acquisition by Northrup Grumman Corporation in 2000. Previously, he served as Comptek's Chairman of the Board, Chief Executive Officer and President. Semmelhack is also a Director of Merchants Group, Inc. and a member of the Board of Directors for the Service Industry Association.

THE NOMINEES RECEIVING THE GREATEST NUMBER OF VOTES REPRESENTED AT THE MEETING (IN PERSON OR BY PROXY) WILL BE ELECTED DIRECTORS, ASSUMING A QUORUM IS PRESENT AT THE MEETING. THE BOARD OF DIRECTORS RECOMMENDS THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF ALL THE ABOVE-NAMED NOMINEES.

                             INFORMATION CONCERNING
                   THE BOARD OF DIRECTORS AND BOARD COMMITTEES

BOARD MEETINGS AND COMMITTEES

The Board of Directors of the Company held a total of 6 meetings during the fiscal year ended March 31, 2002. The Company has two standing committees: the Audit Committee and the Compensation Committee.

The Audit Committee consisted of directors Alutto, Barry, Emblidge and Morgan and met two times during the fiscal year ended March 31, 2002. The Audit Committee's functions include recommending to the Board of Directors the engagement of the Company's independent certified public accountants, reviewing with such accountants the plan for and results of their auditing engagement and the independence of such accountants.

The Compensation Committee consisted of directors Alutto, Barry, Emblidge, McPherson and Morgan and met two times during the fiscal year ended March 31, 2002. The Compensation Committee reviews and makes recommendations with respect to compensation of officers and key employees and administers the Company's Stock Incentive Plans.

A temporary Executive Search Committee, consisting of directors Barry, Emblidge and McPherson, was formed for the purpose of hiring an Executive Search firm to conduct a search for a President and Chief Executive Officer as successor to Henry P. Semmelhack. The Executive Search Committee met six times during the fiscal year ended March 31, 2002.

During the fiscal year ended March 31, 2002, no director attended fewer than all meetings of the Board of Directors and the committees, if any, on which the director served for the fiscal year.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee acts under a written charter adopted and approved by the Board of Directors on June 16, 2000.

Audit Fees - The aggregate fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte") for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended March 31, 2002 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year were $57,550.

All Other Fees - The aggregate fees billed by Deloitte for services rendered to the Company, other than the services described above under "Audit Fees" for the fiscal year ended March 31, 2002 were $13,471.

The audit committee has considered whether the provision of non-audit services is compatible with maintaining the principal accountant's independence.

We have reviewed and discussed with management the Company's audited financial statements as of and for the year ended March 31, 2002.

We have discussed with Deloitte & Touche, LLP the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended by the Auditing Standards Board of the American Institute of Certified Public Accountants. Also, we have received and reviewed the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors their independence.

Based on the reviews and discussions referred to above, we recommended to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended March 31, 2002.

We have also considered whether the services performed by Deloitte & Touche LLP not related to the audit of the financial statements referred to above and to the reviews of the interim financial statements included in the Company's Forms 10-Q is compatible with maintaining Deloitte & Touche LLP independence.

                         MEMBERS OF THE AUDIT COMMITTEE

                                JOSEPH A. ALUTTO
                             FRANKLYN S. BARRY, JR.
                             WARREN E. EMBLIDGE, JR.
                            JAMES D. MORGAN, CHAIRMAN

                        COMPENSATION AND RELATED MATTERS

COMPENSATION OF DIRECTORS

Employee directors receive no additional compensation for service on the Board of Directors or its committees. In fiscal 2002, Directors who are not employees received an $8,000 annual retainer, payable semiannually plus a fee of $750 for each Board and committee meeting attended with a $750 maximum per day.

EXECUTIVE COMPENSATION

The following table shows the compensation during each of the Company's last three fiscal years awarded to, earned by, or paid to the Company's Chief Executive Officer and the other most highly compensated officers of the Company whose compensation exceeded $100,000, based on compensation earned during the fiscal year ended March 31, 2002.


                                                     SUMMARY COMPENSATION TABLE

-------------------------------------------------------------------------------------------------------------------
                                      ANNUAL COMPENSATION                          LONG TERM
                                                                                 COMPENSATION

                                                                   Other          Securities
Name and                                                          Annual          Underlying          All Other
Principal                     Fiscal                              Compen-          Options/            Compen-
Position                       Year   Salary($)      Bonus($)     sation ($)         SARs (#)          sation ($)
------------                  ------  ---------     ----------   -----------      -----------         ----------

Henry P. Semmelhack            2002     159,245         -         360,000(2)            -              25,016 (3)
Chairman of the Board          2001     144,630     200,000(1)         -                -               1,555
                               2000     181,354         -              -               8,700            1,451

William O. Bray(4)             2002      48,080         -              -             550,000           80,000 (5)
President and Chief
Executive Officer

David L. Blankenship(6)        2002     159,954         -              -                -             249,003 (7)
Senior Vice President          2001     139,913     25,000(1)          -             100,000            1,319
Services Operations            2000      98,660         -              -              51,800              -

Richard P. Beyer               2002      99,236         -              -                -                 994
Senior Vice President          2001      79,976     50,000(1)          -                -                 391
Chief Financial Officer

Charles E. Roberts(8)          2002      66,539         -          73,221(9)                            1,118
Vice President of
National Sales
-------------------------------------------------------------------------------------------------------------------


(1) A one-time bonus which was paid upon the sale of the Software Division to Keystone Solutions, US.
(2) The amount disclosed includes $360,000 of deferred compensation payable to Mr. Semmelhack in connection with Mr. Semmelhack's retirement.
(3) The amount disclosed includes $23,742 book value of a vehicle transferred to Mr. Semmelhack in connection with Mr. Semmelhack's retirement. The amount disclosed also includes $1,274 contributed by the Company pursuant to the matching portion of the Company's 401(k) plan.
(4)  Dr. Bray became an executive officer of the Company in January 2002.
(5) The amount disclosed includes $80,000 paid in connection with Dr. Bray's relocation expense.
(6) Mr. Blankenship ceased to be an executive officer of the Company on February 28, 2002, and his employment with the Company terminated on February 28, 2002.
(7) The amount disclosed includes $245,310 payable to Mr. Blankenship pursuant to an agreement entered into by the Company and Mr. Blankenship in connection with the termination of his employment. The amount disclosed includes a $100,000 promissory note and $10,690 of accrued interest forgiven on March 7, 2002 pursuant to the terms of the agreement, in exchange for the transfer of 100,000 shares of Company stock valued at approximately $61,000. The amount disclosed also includes $3,033 in book value of assets transferred to Mr. Blankenship pursuant to the agreement. The amount disclosed also includes $1,280 contributed by the Company pursuant to the matching portion of the Company's 401(k) plan.
(8) Mr. Roberts became an executive officer of the Company in March 2002. Prior thereto, Mr. Roberts served as Director of National Sales for the Company.
(9) The amount disclosed is compensation earned pursuant to a sales incentive plan.

The amounts reported in the compensation table above do not include expenditures made by the Company for an automobile and insurance benefits. These benefits did not exceed the lesser of $50,000 or 10% of the compensation reported in the table above.

                       STOCK OPTION GRANTS IN FISCAL 2002

The following table contains information relating to stock options granted to the named executive officers in fiscal 2002.


-------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Potential Realizable Value
                                                                                                     of Assumed Annual Rates
                                                                                                   of Stock Price Appreciation
                                                                                                         For Option Term
                                                                                                  -----------------------------
                                 Number            % of Total
                                of Shares       Options Granted       Exercise
                               Underlying       to All Employees        Price        Expiration
           Name              OptionsGranted       in Fiscal Year      Per Share         Date         5% (1)        10% (1)
           ----              --------------       --------------      ---------     ------------     ------        -------

William O. Bray                  550,000(2)           92.4%             $0.47          1/7/12       $162,569       $411,982
-------------------------------------------------------------------------------------------------------------------------------


(1) The dollar amounts in these columns were calculated using an assumed annual compounded growth over the term of the option of 5% and 10%, respectively. Use of this model should not be viewed in any way as a forecast of the future performance of the Company's stock, which will be determined by future events and unknown factors. The closing price of the Common Stock on the American Stock Exchange on March 31, 2002 was $ .55.

(2) The number disclosed includes 250,000 of contingent options based upon certain performance criteria.

    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

The following table reflects the number of stock options exercised by the named executive officers in fiscal 2002, the total gain realized upon exercise, the number of stock options held at the end of the year, and the realizable gain of the stock options that are "in-the-money." In-the-money stock options are stock options with exercise prices that are below the year-end stock price because the stock value increased since the date of the grant.


-------------------------------------------------------------------------------------------------------------------------
                                                                 Number of Securities           Value of Unexercised
                                                                Underlying Unexercised          In-the-Money Options
                                                              Options/SARs at FY-End (#)         at FY-End ($) (1)
                                                              --------------------------         -----------------
                               Shares
                              Acquired          Value
           Name              On Exercise   Realized ($)(1)  Exercisable    Unexercisable    Exercisable   Unexercisable
           ----              -----------   ---------------  -----------    -------------    -----------   -------------
Henry P. Semmelhack                  -               -           8,700              -               -               -
William O. Bray                      -               -                        550,000               -         $44,000
David L. Blankenship                 -               -         145,133              -               -               -
Richard P. Beyer                     -               -          78,000              -          $1,550               -
Charles E. Roberts                   -               -          50,000              -               -               -
-------------------------------------------------------------------------------------------------------------------------


(1) Based on the closing price of the common stock on the American Stock Exchange on March 31, 2002, or $.55 per share. The exercise price of the above options exceeds $.55 in all cases.

EMPLOYMENT CONTRACTS

The Company entered into an employment contract with William O. Bray in December 2001, commencing January 7, 2002. The annual salary payable under said contract is $250,000. Under the agreement the Company is obligated to make certain prescribed payments in the event the employee is voluntarily or involuntarily terminated. In consideration for these payments, the officer agrees to protect the Company's intellectual property, its proprietary information and not to compete.

RETIREMENT SAVINGS PLAN

The Company established a defined contribution plan effective April 1, 1986, known as the Barrister Global Services Network, Inc. Retirement Savings Plan (the "Savings Plan"). The Savings Plan is intended to meet the requirements of
Section 401(k) of the Code. All employees who are at least twenty-one years of age and who complete one month of full time service are eligible to join the Savings Plan. Under the Savings Plan employees are permitted to contribute up to the lesser of 100% of their compensation or $11,000.

Contributions under the Savings Plan are made by the Company only with respect to those participants who agree to contribute a portion of their compensation from the Company and who complete one year of service. Initial contributions under the Savings Plan commenced on April 1, 1986. Employees may change their contribution twice a year (April and October).

A participant at all times is 100% vested in the total contributions made by the participant and the Company. Distributions are made under the Savings Plan only upon retirement, death, disability, termination of employment or in the case of certain hardships.

All contributions under the Savings Plan are placed into individual accounts for each participant. Each year the Company contributes, on behalf of each participant, an amount equal to 20% of the first 4% of compensation contributed by each participant.

CERTAIN TRANSACTIONS

The Company has a term note with BIS Partners, L.P. ("BIS Partners"), a limited partnership composed of private investors. The term note is secured by Company assets and receivables. Partners in BIS Partners include Company directors Semmelhack, McPherson, Morgan and officer/director Beyer. On March 31, 2002, the balance of the term note was $262,558. The term note is repayable in equal monthly installments of principal and interest of $35,000.

On August 31, 1995, BIS Partners forgave $450,000 of the term debt owed by the Company. At the same time, 450,000 warrants were issued to BIS Partners to purchase up to 450,000 shares of Common Stock. The price per share for purchase of the Common Stock upon exercise of the warrant is $1.9375, the closing price of the Common Stock on August 31, 1995. The warrants expire on August 31, 2005. No warrants have been exercised.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that for the year ended March 31, 2002, all filing requirements applicable to its officers, directors, and greater-than-ten-percent beneficial owners were met.

                                 PROPOSAL NO. 2

           RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

Subject to approval of the stockholders, the Board of Directors, upon the recommendation of the Audit Committee, has selected Deloitte & Touche LLP ("Deloitte"), independent public accountants, to audit the financial statements of the Company for the fiscal year ending March 31, 2003. Deloitte has audited the Company's financial statements for the Company's last two fiscal years. One or more representatives of Deloitte will be present at the Annual Meeting and will have the opportunity to make a statement and/or respond to appropriate questions that may be raised by stockholders.

THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES OF THE COMMON STOCK OF THE COMPANY PRESENT OR REPRESENTED AT THE MEETING IS REQUIRED TO APPROVE THE RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS. AN AFFIRMATIVE VOTE IS RECOMMENDED BY MANAGEMENT.

                                OTHER INFORMATION

DIRECTORS AND OFFICERS LIABILITY INSURANCE

The Company, pursuant to its By-Laws, indemnifies its directors and officers as permitted by law in connection with proceedings which might be instituted against them by reason of their service for or on behalf of the Company. The Company has purchased directors' and officers' liability insurance which provides insurance and indemnification for the Company and its directors and officers. Coverage is provided by the North American Specialty Insurance Company and expires August 1, 2002. The Company has been advised by the carrier that the carrier is discontinuing this line of its business. It is anticipated that the Company will seek an alternative carrier for its directors and officers' liability insurance coverage.

STOCKHOLDERS' PROPOSALS FOR FISCAL 2003 ANNUAL MEETING

Stockholders may submit proposals appropriate for stockholder action at the Company's 2003 Annual Meeting. For such proposals to be considered for inclusion in the proxy statement and formal proxy for the 2003 Annual Meeting, they must be received by the Company no later than February 21, 2003. Proposals should be directed to the Secretary of Barrister Global Services Network, Inc., 290 Ellicott Street, Buffalo, New York 14203.

OTHER BUSINESS

As of the date of this Proxy Statement, the only business which the Board of Directors intends to present or knows that others will present at the Annual Meeting is set forth above. If any other matter is properly brought before the Annual Meeting, or any adjournment or postponement thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their judgment.

                                         By the Order of the Board of Directors,



                                         Russell J. Matuszak
                                         Secretary

Dated:   July 25, 2002

                     BARRISTER GLOBAL SERVICES NETWORK, INC.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
              FOR ANNUAL MEETING OF STOCKHOLDERS, SEPTEMBER 9, 2002

         The undersigned hereby appoints HENRY P. SEMMELHACK and RUSSELL J. MATUSZAK as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the shares of Common Stock of Barrister Global Services Network, Inc. held of record by the undersigned on July 22, 2002 at the Annual Meeting of Stockholders to be held on September 9, 2002, or any adjournments thereof, upon the matters set forth in the Proxy Statement and, in their judgment and discretion, upon such other business as may properly come before the meeting. THIS PROXY WILL BE VOTED FOR ELECTION OF THE DIRECTORS AND FOR ALL OTHER ITEMS, UNLESS A CONTRARY INSTRUCTION IS GIVEN, IN WHICH CASE IT WILL BE VOTED IN ACCORDANCE WITH SUCH INSTRUCTION.

          PLEASE FILL IN, DATE AND SIGN ON THE REVERSE SIDE AND RETURN
                    THIS PROXY IN THE ACCOMPANYING ENVELOPE.


                                                          PROXY BALLOT CARD
                                               BARRISTER GLOBAL SERVICES NETWORK, INC.
                                                            COMMON STOCK

         | |   _______________________________             _______________________________
                       Account Number                                Common Stock

                              THE  BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE
                                   FOR THE ELECTION OF ALL THE NOMINEES IN
                                   PROPOSAL 1 AND FOR PROPOSAL 2.

***************************************************************************************************************

1.       ELECTION OF                        FOR all nominees                        WITHHOLD
         DIRECTORS:                         listed below (except                    AUTHORITY to vote
                                            as marked to the                        for all nominees listed
                                            contrary below)

                                                     | |                                     | |

         Joseph A. Alutto, Franklyn S. Barry, Jr., Richard P. Beyer, William O. Bray, Warren E. Emblidge, Jr.,
         Richard E. McPherson, James D. Morgan, Henry P. Semmelhack

         WITHHOLD AUTHORITY to vote for the following nominees only (write name(s)):

***************************************************************************************************************

2.       RATIFICATION OF SELECTION OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE CURRENT
         FISCAL YEAR ENDING MARCH 31, 2003.

                  FOR                                AGAINST                         ABSTAIN

                  | |                                  | |                              | |


***************************************************************************************************************

[                                   ]                Please sign here exactly as name appears to left.

                                                     Dated:  ________________________, 2002

[                                   ]                ---------------------------------------------
                                                     Signature of Stockholder

                                                     ---------------------------------------------
                                                     Signature of Stockholder

                                                     Persons signing in a representative capacity
                                                     should Indicate their capacity.
